1 EXHIBIT 99.1

2 Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non- payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events. Forward Looking Statement Disclosure

3 About First Financial Bancorp Strategic Direction Recent Financial Results Presentation Contents

4 Company Overview NASDAQ: FFBC Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 101 Assets: $8.3 billion Loans: $5.7 billion Deposits: $6.1 billion Wealth Mgmt: $2.4 billion AUM Lines of Business Commercial / Private Banking C&I, I-CRE, ABL, Equipment Finance, Treasury, Wealth Retail Banking Consumer, Mortgage, Small Business Commercial Finance Quick Service Restaurant, Insurance Agency Finance $ in millions except “per share” and where otherwise noted in the presentation www.bankatfirst.com $19.45 $18.18 $18.07 $19.08 $17.94 3.29% 3.52% 3.54% 3.35% 3.57% 2Q161Q164Q153Q152Q15 Share Price Dividend Yield

Central OH Loans $0.9 billion Loan Growth (Y-o-Y) 32.7% Deposits $0.4 billion Deposit Market Share #14 (0.9%) Banking Centers 6 Fortune 500 Companies 4 5 Our Markets Indianapolis Loans $0.5 billion Loan Growth (Y-o-Y) 34.9% Deposits $0.5 billion Deposit Market Share #13 (1.2%) Banking Centers 8 Fortune 500 Companies 3 Community Markets Loans $1.2 billion Loan Growth (Y-o-Y) 0.4% Deposits $2.5 billion Banking Centers 34 Greater Cincinnati Loans $2.0 billion Loan Growth (Y-o-Y) 9.1% Deposits $2.4 billion Deposit Market Share #5 (2.2%) Banking Centers 49 Fortune 500 Companies 9

Proven Acquirer Two FDIC-assisted acquisitions totaling $2.5 billion in assets (2009) Two branch acquisitions of 38 offices in Indiana and Ohio (2011) Three banks in Columbus, Ohio totaling $727 million in assets (2014) Oak Street Funding, specialty lender focused on the insurance industry, $243 million in assets (3Q 2015) Effective Operator 103 consecutive quarters of profitability through 2Q 2016 Replaced the runoff of ~ $2 billion of high yield covered loans Consolidated 78 banking centers in conjunction with significant efficiency gains since 2009 Developed robust enterprise risk management & compliance programs, with board risk committee since 2010 6 Through the Cycle

Product expansions Specialty lending (~ $1 billion, excluding Oak Street) Mobile banking & other technology enhancements for clients Re-entry into mortgage business (2010) 2015 originations of $320 million Wealth infrastructure improvements Investment model Real estate management, tax & insurance outsourcing Significant technology & infrastructure investments Continued expansion of risk management & compliance 7 Investments in our Business

Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification Direct linkage between compensation and performance STI, LTI, management stock ownership targets 8 Invest with First Financial

9 1 – includes dividend reinvestment 2 – simple average - assumes equal weight 3 – 2016 YTD through 08/29/2016 Total Shareholder Return 1 Company Ticker 2008-2Q16 2015 2016 YTD (3) First Financial FFBC 151.34% 0.68% 23.01% KBW Regional Bank Index KRX 29.21% 5.99% 8.10% NASDAQ Composite CCMP 102.01% 7.11% 5.47% Fifth Third FITB -14.66% 1.27% 0.10% US Bancorp USB 55.46% -2.81% 4.07% PNC PNC 51.25% 6.81% -6.04% Park National PRK 126.30% 6.74% 9.58% Old National ONB 11.99% -5.72% 5.08% Select Bank Average (2) AVG 46.07% 1.26% 2.56%

10 About First Financial Bancorp Strategic Direction Recent Financial Results

11 Operational Excellence • Focus on cost, efficiency & volume Client Intimacy • Strong client focus • Relationship driven Product Leadership • Develop new products, new markets & new techniques What does First Financial stand for? Strategic Overview

Our strategy is to be the Premier Business Bank in the markets we serve “Bank the business, bank the owner & bank the employees.” Rationale: Our value proposition – relationship banking & sophisticated solutions – resonates with and is desired by small / mid-size businesses Alignment with our competitive advantage By expanding relationships with our business clients, we can efficiently grow all areas of the bank – Consumer, Wealth & Business Banking 12 Premier Business Bank Our Strategy

13 Connecting Strategy to Execution 13

14 Strategic Priorities Deliver top quartile shareholder returns Continue to invest in innovative solutions that enable our clients to bank with us on their terms Promote leadership & development within our communities Achieve best-in-class compliance & risk management programs Remain vigilant in our credit philosophy & oversight Focused growth efforts in metropolitan markets Maintain a disciplined approach to process improvement & expense management Deploy capital in an opportunistic & risk-appropriate manner Proactively develop leadership talent across the organization Plan & prepare for the $10 billion asset threshold Pace – 3 to 5 years organic Preparation – DFAST, risk, compliance, data management

15 About First Financial Bancorp Strategic Direction Recent Financial Results

16 2Q 2016 Highlights – 103rd Consecutive Quarter of Profitability Total assets increased $116.5 million, to $8.3 billion, compared to the linked quarter. EOP loans increased $196.6 million, or 14.4% annualized, compared to the linked quarter. EOP deposits decreased $57.2 million, or 3.7% annualized, compared to the linked quarter EOP investment securities decreased $84.2 million, or 4.4%, compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Non-Interest Income & Non-Interest Expense Capital Non-interest income increased $4.7 million to $20.2 million. Non-interest expense = $49.4 million. Efficiency ratio = 56.6%. Net interest income = $67.1 million, a $0.6 million increase compared to the linked quarter. Effective yield earned on loans decreased 4 bps to 4.55%. Net interest margin decreased 1 bp to 3.61%, 3.67% on a fully tax equivalent basis. Net income = $22.6 million or $0.36 per diluted share. Return on average assets = 1.11%. Return on average shareholders’ equity = 10.84% Return on average tangible common equity = 14.49%. Provision expense = $4.0 million. Net charge offs = $1.1 million. NCOs / Avg. Loans = 0.08% annualized. Non-performing Loans / Total Loans = 0.88%. Non-performing Assets / Total Assets = 0.72%. ALLL / Non-accrual Loans = 254.56%. ALLL / Total Loans = 0.99%. Total capital ratio = 12.70%. Tier 1 capital ratio = 10.07%. Tangible common equity ratio = 7.85%. Tangible book value per share = $10.26.

17 Strategy & Outlook Focus remains on organic growth and executing our core strategy: 1. Growing loans at risk-appropriate returns Strong organic growth opportunities resulting from the mix of markets, products & businesses built over the last five years Full year 2016 loan growth trending toward high single digits to low double digits Stable margin outlook in the near term, similar to 1H 2016 2. Growing core deposits to fund loan growth & generate fee income Ever-present focus on growing low cost, core deposits Continue repositioning our balance sheet - redeploy cash flows from securities to fund organic loan growth, similar to 1H 2016 3. Growing noninterest income to help build & diversify revenue Strategies focused on product pricing, governance and client penetration 4. Maintaining our focus on efficiency & diligent expense management Non-interest expense base expected to be approximately $50 million per quarter 5. Remaining vigilant in our credit oversight

18 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity $22.6 $19.8 $19.8 $18.7 $18.9 $0.36 $0.32 $0.32 $0.30 $0.31 2Q161Q164Q153Q152Q15 Net Income (GAAP) EPS (GAAP) All dollars shown in millions $8,204 $8,119 $7,950 $7,611 $7,244 1.11% 0.98% 0.99% 0.97% 1.05% 2Q161Q164Q153Q152Q15 Average Assets ROAA (GAAP) $626 $610 $606 $601 $655 14.49% 13.06% 12.98% 12.33% 11.60% 2Q161Q164Q153Q152Q15 Average Tangible Equity ROATCE (GAAP)

19 Net Income Reflects impact to net income from items that do not occur on a regular basis Earnings per Earnings per (Dollars in thousands) Earnings share - diluted Earnings share - diluted GAAP net income 22,568$ 0.36$ 19,814$ 0.32$ Less: noninterest income adjustments 1 (2,164) (24) Plus: noninterest expense adjustments 2 162 460 Subtotal 20,566 20,250 Tax adjustments 843 (153) Adjusted net income 21,409$ 0.35$ 20,097$ 0.33$ 2 2Q 2016 adjustments include $0.2 million of expenses related to branch consolidation activities; 1Q 2016 adjustments consist primarily of expenses related to branch consolidations during the period 1 2Q 2016 noninterest income includes $2.4 million of previously unrealized income from the redemption of a limited partnship investment during the period and $0.2 million in losses on sales of investment securities 2Q 2016 1Q 2016

20 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) $48.9 $9.6 $92.0 $33.5 $6.8 $5.8 C&I - Commercial & Leasing C&I - Owner Occupied CRE Investor CRE Construction Installment and Credit Card Resi. Mtg. and Home Equity 33% 34% 33% 33% 29% 14% 14% 15% 15% 16% 28% 27% 27% 27% 28% 7% 6% 6% 5% 5% 17% 18% 18% 19% 20% 2% 1% 2% 2% 2% $5,701 $5,505 $5,389 $5,216 $4,853 2Q161Q164Q153Q152Q15 C&I - Commercial & Leasing C&I - Owner Occupied CRE Investor CRE Construction Resi. Mtg. and Home Equity Installment and Credit Card All dollars shown in millions

21 Loan Portfolio Loan Portfolio By Geography 1 Average Loan Size & Rate 2 Nationwide Lending Platforms 1 Includes loans held for sale. Excludes purchase accounting loan marks. 2 Average loan balances in $000s. 3 Includes Oak Street, Franchise, shared national credits & other loans outside Ohio, Indiana, & Kentucky. $2,797 49% $1,477 26% $201 3% $1,259 22% Ohio Indiana Kentucky National Business $341 6% $550 10% $4,810 84% Oak Street Franchise All Other Loans $349 $398 $600 $732 $458 $111 $32 3.9% 4.0% 3.7% 5.4% 7.5% 4.0% 4.1% C&I* OOCRE* ICRE* Franchise Oak Street Mortgage Home Equity Average Balance Weighted Average Rate * Ex.Franchise & Oak Street 3

22 Loan Portfolio C&I Loans By Industry 1 CRE Loans By Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Retail Trade, Health Care, Public Administration, Waste Management, and Education. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Farmland, Commercial Building Construction, Hotel/Motel, Manufacturing Facility, School/Education, Nursing/Assisted Living, Recreation Facility, Commercial Lot, Residential Building Construction, Strip Center, Church, Vacant Land 6+ Acres. Accommodation and Food Services 24% Finance and Insurance 21% Manufacturing 15% Wholesale Trade 7% Real Estate and Rental and Leasing 5% Professional, Scientific, and Technical Services 5% Construction 4% Agriculture, Forestry, Fishing and Hunting 3% Other 16% Retail 13% Office 11% Residential, Multi Family 5+ 9% Commercial Building Construction 7% Residential, 1-4 Family 7% Restaurant 7% Industrial Facility 5% Warehouse 4% Medical Office 3% Student Housing 3% All others 31%

23 Investment Portfolio Total EOP investments of $1.84 billion Investment Portfolio / Total Assets = 22.1% Effective yield earned during second quarter = 2.54% Portfolio duration = 2.5 years Portfolio Composition Portfolio Quality Agency, 67.7% AAA, 14.5% AA+, 2.5% AA, 2.5% AA-, 1.7% BBB+, 1.1% BBB, 1.9% BBB-, 1.1% FRB/FHLB Stock, 2.8% Other, 4.2% Agency CMOs 29% Commercial MBS 23% Asset-backed securities 14% Agency Pass- through Securities 12% Municipal Securities 8% Non-Agency CMOs 5% Regulatory stock 3% Corporate securities 2% Non-Agency Pass- through Securities 2% U.S. Government Agency Debt 1% Other 1% U.S. Government Debt 0%

24 Asset Quality Non-Performing Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense $59.6 $64.1 $70.1 $71.1 $76.2 0.72% 0.78% 0.86% 0.90% 1.03% 2Q161Q164Q153Q152Q15 NPAs NPAs / Total Assets $56.7 $53.7 $53.4 $53.3 $52.9 0.99% 0.98% 0.99% 1.02% 1.09% 1.06% 1.08% 1.11% 1.17% 1.27% 2Q161Q164Q153Q152Q15 Allowance for Loan Losses ALLL / Total Loans (ALLL + Loan Marks - Indem Asset) / Total Loans All dollars shown in millions $1.1 $1.3 $1.8 $2.2 $3.3 $4.0 $1.7 $1.9 $2.6 $3.1 0.08% 0.10% 0.14% 0.17% 0.27% 2Q161Q164Q153Q152Q15 NCOs Provision Expense NCOs / Average Loans $143.3 $133.9 $132.4 $130.1 $139.9 1.72% 1.63% 1.63% 1.63% 1.90% 2Q161Q164Q153Q152Q15 Classified Assets Classified Assets / Total Assets

25 Net Interest Income / Net Interest Margin Gross loans include loans held for sale and FDIC indemnification asset All dollars shown in millions Average Deposits Net Interest Income Average Securities Average Loans $1,441 $1,387 $1,402 $1,344 $1,325 $1,483 $1,392 $1,424 $1,231 $1,220 $2,042 $1,938 $2,005 $2,015 $1,950 $1,342 $1,419 $1,416 $1,370 $1,276 0.35% 0.36% 0.33% 0.32% 0.32% 2Q161Q164Q153Q152Q15 NIB Demand IB Demand Savings Time Cost of Deposits $67.1 $66.6 $66.1 $63.2 $58.7 3.67% 3.68% 3.69% 3.67% 3.62% 2Q161Q164Q153Q152Q15 Net Interest Income Net Interest Margin (FTE) $5,584 $5,435 $5,267 $5,053 $4,814 4.55% 4.59% 4.62% 4.52% 4.45% 2Q161Q164Q153Q152Q15 Gross Loans Loan Yield $1,870 $1,939 $1,934 $1,848 $1,783 2.54% 2.59% 2.44% 2.39% 2.34% 2Q161Q164Q153Q152Q15 Average Investment Securities Investment Securities Yield

26 Interest Rate Sensitivity Loan Portfolio – Floating Loan Growth (1) Sensitivity Trend (Up100, Up200) (3) 48% Y-o-Y growth in floating rate lending (1) 34% Y-o-Y growth in client derivatives (2) % of loans repricing: <=3 months 56% <1 year 59% Securities portfolio duration – 2.5 years Non-maturity, interest bearing accounts modeled to increase 63 bps in an “Up 100” scenario (1) As defined by EOP loans repricing in three months or less. (2) As defined by client derivative notional balances. (3) Immediate parallel shifts across a 12 month horizon $2,148 $2,523 $2,676 $2,811 $3,179 44% 48% 49% 51% 56% 2Q15 3Q15 4Q15 1Q16 2Q16 Floating % of Gross Loans -$0.022 -$0.005 $0.001 $0.005 $0.018 $0.004 $0.029 $0.030 $0.038 $0.071 -0.87% -0.19% 0.03% 0.16% 0.62% 0.15% 1.04% 1.03% 1.28% 2.42% 2Q15 3Q15 4Q15 1Q16 2Q16 Up100 Up200 Up100 Up200 EPS Impact Sensitivity

27 Non-Interest Income Non-Interest Income 2Q16 Highlights * Includes net gain on sale of investment securities and other noninterest income. All dollars shown in millions Total non-interest income increased $4.7 million, or 30.2% Bankcard income increased $0.2 million or 8.6% Client derivative income increased $0.7 million or 64.3% Net gains from sales of loans increased $0.7 million or 56.3% Loss share related income increased $0.8 million or 207.9% Other non-interest income increased $2.5 million, or 119.6%, including $2.4 million of income from the redemption of a limited partnership investment $0.2 million in losses on sale of investment securities 22% 28% 30% 24% 22% 16% 22% 20% 15% 15% 15% 19% 19% 14% 14% 9% 8% 8% 9% 9% 9% 7% 6% 8% 4% 6% 3% 4% 14% 18% 22% 14% 13% 16% 18% $20.2 $15.5 $15.8 $20.4 $21.4 2Q161Q164Q153Q152Q15 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Loss Share Income Other *

28 Non-Interest Expense Noninterest Expense 2Q16 Highlights Efficiency Ratio $49.4 $50.7 $51.3 $53.0 $48.8 56.6% 61.8% 62.6% 63.5% 60.9% 2Q161Q164Q153Q152Q15 NIE (GAAP) Efficiency Ratio (GAAP) 60% 58% 58% 52% 56% 40% 42% 42% 48% 44% $49.4 $50.7 $51.3 $53.0 $48.8 1,403 1,390 1,400 1,394 1,366 2Q161Q164Q153Q152Q15 Personnel Non-Personnel FTE All dollars shown in millions Total non-interest expenses declined $1.3 million, or 2.6% $0.5 million, or 9.4%, decline in occupancy expense primarily as a result of branch consolidation costs in the prior quarter $0.5 million, or 28.4%, decline in professional services expenses primarily due to seasonal wealth management related expenses in the prior quarter Other non-interest expense includes $0.2 million of expenses related to branch consolidation activities

29 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $635.5 $615.1 $597.5 $601.3 $656.9 $10.26 $9.94 $9.69 $9.74 $10.65 2Q161Q164Q153Q152Q15 Tangible Book Value Tangible Book Value per Share $849.3 $831.9 $822.4 $812.0 $751.8 12.70% 12.84% 13.04% 13.37% 13.31% 12.50% 2Q161Q164Q153Q152Q15 Total Capital Total Capital Ratio Target $673.3 $658.0 $648.7 $638.6 $697.1 10.07% 10.16% 10.28% 10.51% 12.34% 10.50% 2Q161Q164Q153Q152Q15 Tier 1 Common Equity Tier 1 Common Ratio Target $635.5 $615.1 $597.5 $601.3 $656.9 7.85% 7.71% 7.53% 7.84% 9.08% 2Q161Q164Q153Q152Q15 Tangible Book Value Tangible Common Ratio

Appendix: Non-GAAP to GAAP Reconciliation

Net interest income and net interest margin - fully tax equivalent

	Three Months Ended					YTD	
	June 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Net interest income	$67,132	$66,555	$66,083	$63,159	$58,674	$133,687	$117,260
Tax equivalent adjustment	1,058	1,052	1,046	1,000	988	2,110	1,971
Net interest income - tax equivalent	$68,190	$67,607	$67,129	$64,159	$59,662	$135,797	$119,231
Average earning assets	$7,475,711	$7,398,013	$7,219,995	$6,938,107	$6,616,960	$7,436,862	$6,596,921
Net interest margin*	3.61 %	3.62 %	3.63 %	3.61 %	3.56 %	3.62 %	3.58 %
Net interest margin (fully tax equivalent)*	3.67 %	3.68 %	3.69 %	3.67 %	3.62 %	3.67 %	3.64 %

* Margins are calculated using net interest income annualized divided by average earning assets.

Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” pages. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

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31 Appendix: Non-GAAP to GAAP Reconciliation Allowance and loan marks, net of the indemnification asset as a % of loans June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2016 2016 2015 2015 2015 ALLL $56,708 $53,732 $53,398 $53,332 $52,876 Loan Marks 18,644 22,022 24,258 26,948 29,428 ALLL + Marks 75,352 75,754 77,656 80,280 82,304 Less: Indem Asset (14,504) (16,256) (17,630) (18,931) (20,338) ALLL + Marks, net of indem $60,848 $59,498 $60,026 $61,349 $61,966 Loans $5,701,213 $5,504,609 $5,388,760 $5,216,063 $4,852,774 Loan marks 18,644 22,022 24,258 26,948 29,428 Gross loans $5,719,857 $5,526,631 $5,413,018 $5,243,011 $4,882,202 ALLL + Mark, net of indem, to Loans 1.06% 1.08% 1.11% 1.17% 1.27 % As of The earnings press release shows a non-GAAP ratio in the "Credit Quality" page of allowance for loan and leases losses (allowance) plus loan marks, net of the indemnification asset to total loans. Given the applications of acquisition accounting, First Financial considers the total allowance and the remaining net fair value marks on all acquired loans, less the indemnification asset balance to be a relevant measure of the Company's loan loss protection. This table provides a reconciliation of this ratio to the corresponding GAAP components.

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended June 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	June 30, 2015	YTD June 30, 2016	YTD June 30, 2015
Net income (a)	$22,568	$19,814	$19,820	$18,673	$18,949	$42,382	$36,570
Average total shareholders' equity	837,412	821,588	817,756	812,396	800,598	829,500	794,588
Less:							
Goodwill and other intangible	(211,199)	(211,533)	(211,865)	(211,732)	(145,465)	(211,199)	(145,465)
Average tangible equity (b)	626,213	610,055	605,891	600,664	655,133	618,301	649,123
Total shareholders' equity	846,723	826,587	809,376	813,012	802,383	846,723	802,383
Less:							
Goodwill	(211,199)	(211,533)	(211,865)	(211,732)	(145,465)	(211,199)	(145,465)
Ending tangible equity (c)	635,524	615,054	597,511	601,280	656,918	635,524	656,918
Total assets	8,310,102	8,193,554	8,147,411	7,880,533	7,383,372	8,310,102	7,383,372
Less:							
Goodwill	(211,199)	(211,533)	(211,865)	(211,732)	(145,465)	(211,199)	(145,465)
Ending tangible assets (d)	8,098,903	7,982,021	7,935,546	7,668,801	7,237,907	8,098,903	7,237,907
Risk-weighted assets (e)	6,685,158	6,478,716	6,308,139	6,073,899	5,647,658	6,685,158	5,647,658
Total average assets	8,203,837	8,118,945	7,950,278	7,611,389	7,243,886	8,161,391	7,222,717
Less:							
Goodwill	(211,199)	(211,533)	(211,865)	(211,732)	(145,465)	(211,199)	(145,465)
Average tangible assets (f)	$7,992,638	$7,907,412	$7,738,413	$7,399,657	$7,098,421	$7,950,192	$7,077,252
Ending shares outstanding (g)	61,959,529	61,855,027	61,641,680	61,713,633	61,707,847	61,959,529	61,707,847
Ratios							
Return on average tangible shareholders' equity (a)/(b)	14.49 %	13.06 %	12.98 %	12.33 %	11.60 %	13.78 %	11.36 %
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	7.85 %	7.71 %	7.53 %	7.84 %	9.08 %	7.85 %	9.08 %
Risk-weighted assets (c)/(e)	9.51 %	9.49 %	9.47 %	9.90 %	11.63 %	9.51 %	11.63 %
Average tangible equity as a percent of average tangible assets (b)/(f)	7.83 %	7.71 %	7.83 %	8.12 %	9.23 %	7.78 %	9.17 %
Tangible book value per share (c)/(g)	$ 10.26	$ 9.94	$ 9.69	$ 9.74	$ 10.65	$ 10.26	$10.65

The earnings press release also includes some non-GAAP ratios in the "Consolidated Financial Highlights" page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the "Regulatory Capital" section of the "Capital Adequacy" page in the earnings release. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

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first financial bancorp

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